UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  09/13/2007

UNIVERSAL ENERGY CORP.
(Exact name of registrant as specified in its charter)

Commission File Number:  000-50284

Delaware	80-0025175
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

30 Skyline Drive
Lake Mary, FL 32746
(Address of principal executive offices, including zip code)

(800) 975-2076
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 1.01.    Entry into a Material Definitive Agreement

Amortizing Convertible Debenture and Warrant Financing.

On September 13, 2007, Universal Energy Corp. (the "Company"), consummated the offer and sale of an aggregate of $5,000,000 principal amount of its amortizing senior 8% secured convertible debentures and associated warrants ("2007 Financing") pursuant to the terms and conditions of a Securities Purchase Agreement (the "Securities Purchase Agreement"), dated as of September 10, 2007, between the Company and the purchasers of the debentures and warrants (collectively, the "Purchasers"). The Company received aggregate proceeds of $4,000,000 reflecting a 20% original issue discount to the Purchasers. The Securities Purchase Agreement, although dated as of September 10, 2007 contemplated a simultaneous signing and closing which occurred on September 13, 2007.

In connection with the Securities Purchase Agreement, the Company also entered into a Registration Rights Agreement with the Purchasers, which requires the Company to file a registration statement with the Securities and Exchange Commission within 45 days after September 10, 2007, registering on behalf of the Purchasers the resale of all or such maximum portion of the shares of common stock issuable upon conversion of the debentures and the exercise of the warrants, as permitted pursuant to Securities and Exchange Commission guidance regarding offerings made on a continuous basis pursuant to Securities and Exchange Commission Rule 415.

The debentures will be due and payable on August 31, 2009, and will begin to amortize monthly commencing on September 1, 2008. The debentures bear interest at a rate of 8 percent per annum. The amortization may be effected through cash payments, or at the option of the Company subject to certain conditions, through the issuance of shares of the Company's common stock, based on a price per share equal to 80% of the lowest 3 closing bid prices of the common stock over the 20 trading days immediately preceding the date of such payment.

At any time from the closing date until the maturity date of the debentures, the Purchasers have the right to convert the debentures, in whole or in part, into common stock of the Company at a price $0.80, or 6,250,000 shares in the aggregate. The conversion price may be adjusted downward under circumstances set forth in the debentures. If so adjusted, the aggregate number of shares issuable, upon conversion in full, will increase.

The Purchasers also received "A" warrants to purchase 6,250,000 additional shares of common stock at a price of $0.88 per share exercisable for five (5) years. The investors also received "B" warrants to purchase 6,250,000 additional shares of common stock at a price of $0.80 per share exercisable for one year after the registration statement is declared effective. The investors will also receive a "C" warrant with the exercise of the "B" warrant that will allow the investors to purchase 6,250,000 additional shares of common stock at a price of $0.88 per share exercisable for a period of five (5) years.

The Company's obligations to the Purchasers in the 2007 Financing are secured by a senior security interest and lien granted upon all Company assets pursuant to the terms of a Security Agreement entered into in connection with the closing.

The Securities Purchase Agreement, the Security Agreement, debentures and warrants contain covenants that will limit the ability of the Company to, among other things: incur or guarantee additional indebtedness; incur or create liens; amend its certificate of incorporation, bylaws or other charter documents so as to adversely affect any rights of the holders of the debentures; and repay or repurchase more than a de minimis number of shares of common stock other than as permitted in the debentures and other documents executed with the Purchasers. The debentures include customary default provisions and an event of default includes, among other things, a change of control of the Company, the sale of all or substantially all of the Company's assets, the failure to have registration statements declared effective on or before the deadlines set forth in the Registration Rights Agreement, or the lapse of the effectiveness of registration statements for more than 20 consecutive trading days or 30 non-consecutive days during any 12-month period (with certain exceptions) which results in such indebtedness being accelerated. Upon the occurrence of an event of default, each debenture may become immediately due and payable, either automatically or by declaration of the holder of such debenture. The aggregate amount payable upon an acceleration by reason of an event of default shall be equal to the greater of 125% of the principal amount of the debentures to be prepaid or the principal amount of the debentures to be prepaid, divided by the conversion price on the date specified in the debenture, multiplied by the closing price on the date set forth in the debenture.

In connection with this transaction, each Purchaser has contractually agreed to restrict its ability to convert the debentures, exercise the warrants and additional investment rights and receive shares of the Company's common stock such that the number of shares of the Company's common stock held by them and their affiliates after such conversion or exercise does not exceed 4.99% of the number of shares of the Company's common stock outstanding immediately after giving effect to such conversion or exercise.

Certain officers of the Company have entered into a limited standstill agreement that restricts their right on the disposition of any shares of common stock of the Company from the date of the Securities Purchase Agreement until the Debentures issued there under are no longer outstanding.

The following served as the placement agent for the securities sold in this transaction: Empire Financial Holdings. In connection with the 2007 Financing, the Company paid Empire Financial Holdings $280,000 and issued it warrants, with the same terms as the "A" warrants issued to the Purchasers in the 2007 Financing, to purchase up to 120,000 shares of the Company's common stock.

The representations and warranties set forth in the Securities Purchase Agreement and Security Agreement are the result of negotiations between the parties to such agreement and are solely for the benefit of such parties. These representations and warranties speak only as of the date of the agreement, are prepared in the context of the transaction contemplated by the agreement, and are intended in part to allocate risk between the parties. Therefore, such representations and warranties are not necessarily true, complete and accurate statements of fact about the matters addressed therein. As a result, prospective investors are cautioned to read such representations and warranties in light of this context.

As of September 13, 2007, the Company had 29,588,119 shares of common stock issued and outstanding.

Item 9.01.    Financial Statements and Exhibits

The following exhibit is filed as part of this current report.

Exhibit 10.1        Form of Securities Purchase Agreement

Exhibit 10.2        Form of Senior Secured Convertible Debenture
Exhibit 10.3        Form of Registration Rights Agreement
Exhibit 10.4       Form of "A" Warrant to Purchase Common Stock
Exhibit 10.5       Form of "B" Warrant to Purchase Common Stock
Exhibit 10.6       Form of "C" Warrant to Purchase Common Stock
Exhibit 10.7       Form of Security Agreement
Exhibit 10.8       Form of Subsidiary Guarantee
Exhibit 10.9       Form of Pledge Agreement
Exhibit 10.10      Form of Limited Standstill Agreement
Exhibit 99.1       Press Release of the Company dated September 11, 2007

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIVERSAL ENERGY CORP.

Date: September 19, 2007	By:	/s/ Dyron M. Watford
Dyron M. Watford
CFO

Exhibit Index

Exhibit No.	Description
EX-10.1	Form of Securities Purchase Agreement
EX-10.2	Form of Senior Secured Convertible Debenture
EX-10.3	Form of Registration Rights Agreement
EX-10.4	Form of "A" Warrant to Purchase Common Stock
EX-10.5	Form of "B" Warrant to Purchase Common Stock
EX-10.6	Form of "C" Warrant to Purchase Common Stock
EX-10.7	Form of Security Agreement
EX-10.8	Form of Subsidiary Guarantee
EX-10.9	Form of Pledge Agreement
EX-10.10	Form of Limited Standstill Agreement
EX-99.1	Press Release of the Company dated September 11, 2007